Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Combined Unaudited Financial Statements

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Combined Balance Sheets

March 31, 2015 and 2014

Assets
	Unaudited	Unaudited
	2015	2014
Current assets:
Cash and cash equivalents	$2,882,600	4,092,003
Accounts receivable - trade
net of allowance for doubtful accounts	22,537,137	11,803,462
Accounts receivable - affiliates and others	1,296,200	4,938,925
Note receivable, current - affiliate	1,440,266	112,870

	28,156,203	20,947,260

Costs and estimated earnings in excess
of billings on uncompleted contracts	10,170,962	4,715,372
Inventory	7,529,996	2,445,443
Prepaid expenses	3,023,740	1,482,224

Total current assets	48,880,901	29,590,299

Property, plant and equipment - at cost	18,139,596	12,831,826
Less accumulated depreciation	9,383,163	5,841,151

Property, plant and equipment, net	8,756,433	6,990,675

Note receivable, long term - affiliate	—	1,490,086
Other assets	15,431	21,594

Total assets	$57,652,765	38,092,654

See accompanying notes to the combined unaudited financial statements.

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Combined Balance Sheets (Continued)

March 31, 2015 and 2014

Liabilities and Stockholder's Equity
	Unaudited	Unaudited
	2015	2014
Current liabilities:
Line of credit	$360,000	—
Accounts payable	11,718,127	5,283,824
Customer deposits	3,091,456	2,611,548
Accrued liabilities:
Wages, bonuses and sales commissions	1,873,133	1,358,585
Sales, payroll, workers' compensation
and other taxes	1,542,110	173,647
Personal property, real estate taxes and other taxes	158,804	277,533
Other	284,154	25,000
Billings in excess of costs and estimated
earnings on uncompleted contracts	16,302,270	15,061,031

Total current liabilities	35,330,054	24,791,168

Long-term liabilities:
Other accrued liabilities	1,120,444	251,120

Stockholder's equity:
Common stock	30,323	30,323
Additional paid in capital	8,221,804	7,136,804
Retained earnings	13,527,822	5,785,869
Accumulated other comprehensive income (loss)	(577,682)	97,370

Total stockholder's equity	21,202,267	13,050,366

Total liabilities and stockholder's equity	$57,652,765	38,092,654

See accompanying notes to the combined unaudited financial statements.

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Combined Statements of Income

Three Months Ending March 31, 2015 and 2014

	Unaudited	Unaudited
	2015	2014

Revenues	$39,923,401	25,860,726

Cost of revenues	28,255,020	19,739,994

Gross profit	11,668,381	6,120,732

Selling expenses	2,851,422	1,406,337
Administrative expenses	3,102,924	1,213,092
Discretionary compensation	1,424,401	914,243

Income from operations	4,289,634	2,587,060

Other income (expense):
Interest expense	(14,958)	(90)
Loss on disposition of equipment	(4,377)	—
Other income	15,438	20,905

Total other income (expense) from operations	(3,897)	20,815

Income before taxes from operations	4,285,737	2,607,875

Income tax expense	224,329	153,214

Net income	$4,061,408	2,454,661

See accompanying notes to the combined unaudited financial statements.

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Combined Statements of Comprehensive Income

Three Months Ending March 31, 2015 and 2014

	Unaudited	Unaudited
	2015	2014

Net Income	$4,061,408	2,454,661

Other comprehensive loss:
Foreign currency translation adjustment	(346,105)	(66,098)

Comprehensive income	$3,715,303	2,388,563

See accompanying notes to the combined unaudited financial statements.

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Combined Statements of Changes in Stockholder's Equity
Three Months Ending March 31, 2015 and 2014

				Accumulated
		Additional		other
	Common	paid in	Retained	comprehensive
	stock	capital	Earnings	income (loss)	Total
Balance, December 31, 2013	$30,323	6,815,804	3,848,001	163,468	10,857,596

Net income	—	—	2,454,661	—	2,454,661

Capital contributions	—	321,000	—	—	321,000

Other comprehensive loss	—	—	—	(66,098)	(66,098)

Dividends	—	—	(516,793)	—	(516,793)

Balance, March 31, 2014, unaudited	$30,323	7,136,804	5,785,869	97,370	13,050,366

Balance, December 31, 2014	$30,323	8,221,804	9,466,414	(231,577)	17,486,964

Net income	—	—	4,061,408	—	4,061,408

Other comprehensive loss	—	—	—	(346,105)	(346,105)

Balance, March 31, 2015, unaudited	$30,323	8,221,804	13,527,822	(577,682)	21,202,267

See accompanying notes to the combined unaudited financial statements.

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Combined Statements of Cash Flows
Three Months Ending March 31, 2015 and 2014

	Unaudited	Unaudited
	2015	2014
Cash flows from operating activities:
Net income	$4,061,408	2,454,661
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	486,036	319,049
Bad debt expense	58,007	—
Inventory obsolescence	(113,000)	—
Loss on disposition of equipment	4,377	—
Increase (decrease) due to changes in assets
and liabilities, net of acquisition:
Accounts receivable	7,356,530	(3,264,364)
Inventory	(2,062,461)	(101,288)
Prepaid expenses and other assets	(365,641)	149,568
Costs and estimated earnings in excess of
billings on uncompleted contracts	(3,535,064)	(420,780)
Accounts payable	1,955,777	(31,212)
Billings in excess of costs and estimated
earnings on uncompleted contracts	(19,047)	(268,644)
Customer deposits	(631,782)	370,055
Accrued liabilities	(2,955,265)	(363,113)
Net cash provided (used ) by operating activities	4,239,875	(1,156,068)

Cash flows from investing activities:
Additions to property, plant and equipment	(267,193)	(142,379)
Net cash used by investing activities	(267,193)	(142,379)

Cash flows from financing activities:
Payments received on notes receivable	78,644	102,315
Net change in line of credit	(6,140,000)	—
Capital contributions	—	321,000
Dividends paid	—	(516,793)
Net cash used by financing activities	(6,061,356)	(93,478)

Foreign currency translation adjustment	(346,105)	(66,098)

Net change in cash and cash equivalents	(2,434,779)	(1,458,023)

Cash and cash equivalents at beginning of year	5,317,379	5,550,026

Cash and cash equivalents at end of year	$2,882,600	4,092,003

See accompanying notes to the combined unaudited financial statements.

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Combined Statements of Cash Flows (Continued)
Three Months Ending March 31, 2015 and 2014

	Unaudited	Unaudited
	2015	2014
Supplemental disclosure of cash transactions:
Taxes paid	$348,415	153,214

Interest paid	$14,958	90

See accompanying notes to the combined unaudited financial statements.

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Notes to the Combined Unaudited Financial Statements
March 31, 2015 and 2014

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Nature of business
The combined companies ("Company") design, manufacture, install and maintain greenhouses, garden centers, conservatories, solar panel mounting systems and related products. The Company'scustomers include retailers, commercial growers, general contractors, horticultural distributors and institutions. The customers are located globally. The greenhouse segment of the Company accounts for approximately $12.5 million and $12.3 million of net sales in 2015 and 2014, respectively. The solar segment of the Company accounts for approximately $27.4 million and $13.6 million of net sales in 2015 and 2014, respectively.

Principles of combination
The combined unaudited financial statements include the accounts of Rough Brothers Manufacturing, Inc. and subsidiaries, RBI Solar, Inc. and subsidiaries, and Delta T Solutions Inc. All material intercompany accounts and transactions have been eliminated.

Rough Brothers Manufacturing, Inc. and subsidiaries include the unaudited consolidated accounts of Rough Brothers Manufacturing, Inc. ("RBM") and its wholly owned subsidiaries, Rough Brothers, Inc. ("RBI") and its subsidiary Rough Brothers Construction Inc., and Rough Brothers Asia, LLC and its subsidiary Rough Brothers Greenhouse Manufacturing (Shanghai) Co., Ltd ("RBGM"). All material intercompany accounts and transactions have been eliminated.

RBI Solar, Inc. and subsidiaries include the unaudited consolidated accounts of RBI Solar, Inc. and its wholly owned subsidiary RBI International, LLC and its subsidiary RBI Solar KK (Japan), and its wholly owned subsidiary Renusol GmbH ("RSE") and its subsidiary Renusol America, Inc. ("RSA"), which were acquired June 3, 2014. Accordingly, the accompanying combined unaudited financial statements include the unaudited consolidated accounts of Renusol GmbH and its subsidiary Renusol America, Inc. and the results of their unaudited consolidated operations from the date of acquisition forward. All material intercompany accounts and transactions have been eliminated.

The companies included in the combined unaudited financial statements are under common ownership and management. All amounts presented in these combined financial statements are unaudited.

Cash and cash equivalents
The Company considers all cash instruments with an original maturity of 90 days or less to be cash and cash equivalents. The companies have pooled cash accounts.

Accounts receivable
The Company carries its accounts receivable at invoice amount less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts based on a history of collections and current credit conditions. To reduce the credit risk associated with significant accounts receivable, the Company performs ongoing credit evaluations of its customers' financial condition. The allowance for doubtful accounts was approximately $180,000 and $150,000 at March 31,2015 and 2014, respectively.

Accounts receivable include retentions on contracts of $1,381,898 and $880,730 at March 31, 2015 and 2014, respectively.

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Notes to the Combined Unaudited Financial Statements
March 31, 2015 and 2014

Revenues and cost recognition
Revenues from contracts are recognized on the percentage-of-completion method, measured by comparing costs incurred to date to estimated total costs to be incurred. This method is used because management considers costs to be the best available measure of progress on these contracts. Revenue on projects of a short term or purchase order nature is recognized as completed.

Contract costs include all direct costs related to contract performance. Selling and administrative expenses are charged to operations as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Because of inherent uncertainties in estimating costs, it is reasonably possible that changes in performance could result in revisions to cost and income, which are recognized in the period when the revisions are determined.

The Company received $500,000 in 2000 for a separately stated extended warranty on a contract which was recorded as deferred revenue and is recognized in income on a straight-line basis over the warranty period. Income recognized in other income on this warranty was $6,250 in 2015 and 2014.

Inventory
Inventory for RBM is stated at the lower of cost or market. Cost for RBM is determined by the last-in, first-out (LIFO) method, which is not adjusted on a quarterly basis because the amount would be immaterial to the combined unaudited financial statements as a whole. For companies other than RBM, cost is determined on a first-in, first-out (FIFO) basis.

	Unaudited	Unaudited
	2015	2014
Inventory at cost	$5,208,525	2,618,612
LIFO reserve	(421,896)	(397,532)
Total inventory at LIFO	4,786,629	2,221,080
Inventory carried at FIFO	2,743,367	224,363

Total inventory	$7,529,996	2,445,443

The companies in the roof mount solar panel mounting systems division (RSE and RSA) have provided a reserve for obsolescence, slow moving or obsolete parts of approximately $132,000 at March 31, 2015. No reserve for obsolescence, slow moving or obsolete parts has been made for inventory at March 31, 2014.

Property, plant and equipment
Property, plant and equipment are recorded at cost. Major repairs and betterments are capitalized if it extends the life of the asset. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Estimated useful lives are as follows:

Machinery and equipment	5 to 7 years
Dies	3 years
Transportation equipment	5 years
Office equipment	3 to 10 years

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Notes to the Combined Unaudited Financial Statements
March 31, 2015 and 2014

Income taxes
Rough Brothers Manufacturing, Inc. along with Delta T Solutions, Inc. and RBI Solar, Inc. have elected to be taxed as an S corporation. In lieu of corporate income taxes, the stockholder of an S corporation is taxed on their proportionate share of the Company's taxable income. These entities are assessed local taxes at the corporate level, which is included in income tax expense within the combined statements of income

Rough Brothers, Inc. and its subsidiary Rough Brother Construction, Inc. (C corporations) file a consolidated return. Income tax expense related to these two companies is included in income tax expense within the combined statements of income.

RBGM is a foreign corporation subject to taxation in China. There were net operating loss carry-forward amounts sufficient not to incur taxes in China. Any deferred tax asset attributable to Chinese income taxes has been fully reserved. Such amount is immaterial to the combined unaudited financial statements as a whole. Its income and loss is included in that of the Company for U.S. income tax purposes as a pass-through entity.

RBI Solar, KK is a foreign corporation subject to taxation in accordance with the tax provisions of the country of Japan. In accordance with the Japanese tax provisions, income repatriated to the United States is taxable to the parent company only upon receipt of dividends. In 2015 and 2014, it incurred losses for which a deferred tax asset has been recognized, however, it has been fully reserved due to the startup nature of the business. The amount would be immaterial to the combined unaudited financial statements as a whole.

Renusol GmbH is a foreign corporation subject to taxation in accordance with the tax provisions of the country of Germany. In accordance with German tax provisions, income repatriated to the United States is taxable to the parent company only upon receipt of dividends. For the three months ended March 31, 2015, Renusol GmbH sustained a loss for which any tax effect was immaterial to the combined unaudited financial statements.

Renusol America, Inc., a C Corporation, files its income tax return in accordance with Federal income tax provisions of the Internal Revenue Code. Renusol America, Inc. has incurred net operating losses for which a deferred tax asset has been recognized, however, it has been fully reserved due to its current history of tax losses and the uncertainty surrounding its ability to use these losses. The amount would be immaterial to the combined unaudited financial statements as a whole.

The Company'spolicy, generally, is to make distributions to its stockholder at least sufficient to pay the individual tax liabilities related to their share of the Company's taxable income.

Uncertain tax positions
Uncertainty in income taxes is accounted for in accordance with accounting principles generally accepted in the United States of America, which clarify the accounting and recognition for income tax positions taken or expected to be taken in the income tax returns. The Company's income tax filings are subject to audit by various taxing authorities, with open audit periods of 2012-2014. The Company's policy with regard to interest and penalty is to recognize interest through interest expense and penalties through other expense. In evaluating the Company's tax provisions and accruals, future taxable income, and the reversal of temporary differences, interpretations and tax planning strategies are considered. The Company believes their estimates are appropriate based on current facts and circumstances.

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Notes to the Combined Unaudited Financial Statements
March 31, 2015 and 2014

Foreign currency transactions and translations
The functional currency of the Chinese operations is the Chinese yuan. Gains and losses in translation of the Chinese yuan to U.S. dollars are included as a separate component of stockholder's equity under accumulated other comprehensive income (loss). Gains and losses due to monetary transactions are recorded in the income statement in the period of the transaction.

The functional currency of the Japanese operations is the Japanese yen. Gains and losses in translation of the Japanese yen to U.S. dollars are included as a separate component of stockholder's equity under accumulated other comprehensive income (loss). Gains and losses due to monetary transactions are recorded in the income statement in the period of the transaction.

The functional currency of the German operations is the Euro. Gains and losses in translation of the Euro to U.S. Dollars are included as a separate component of stockholder's equity under accumulated other comprehensive income (loss). Gains and losses due to monetary transactions are recorded in the income statement in the period of the transaction.

Estimates
Management uses estimates and assumptions in preparing financial statements in conformity with accounting principles generally accepted in the Unites States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Accordingly, actual results could differ from those estimates.

Shipping and handling costs
The Company’s shipping and handling costs are included in cost of revenues for all periods presented.

Advertising
The Company expenses advertising and marketing costs when the advertisement or event occurs. Advertising expense was approximately $553,000 and $368,000 in 2015 and 2014, respectively.

Common control leasing arrangements
The Company has decided to early-adopt the provisions of the Accounting Standards Update ("ASU") 2014-07, Applying Variable Interest Entities Guidance to Common Control Leasing Arrangements and has not consolidated the financial statements of three of the Company's real estate variable interest entities (5513 Vine, LLC, RBI Temecula Properties, LLC and RBI Techsolve Property, LLC) in the accompanying combined unaudited financial statements (Note 13).

Subsequent event
The Company evaluates events and transactions occurring subsequent to the date of the combined unaudited financial statements for matters requiring recognition or disclosure in the combined unaudited financial statements. The accompanying combined unaudited financial statements consider events through August 12, 2015, the date on which the combined unaudited financial statements were available to be issued.

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Notes to the Combined Unaudited Financial Statements
March 31, 2015 and 2014

2. COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS:

	Unaudited	Unaudited
	2015	2014

Cost incurred on uncompleted contracts	$52,835,733	74,867,346
Estimated earnings	10,729,313	14,091,919
	63,565,046	88,959,265
Less billings to date	(69,696,354)	(99,304,924)
	$(6,131,308)	(10,345,659)

Amounts are included in the consolidated balance sheet under the following classifications:

	Unaudited	Unaudited
	2015	2014

Costs in excess of billings	$10,170,962	4,715,372
Billings in excess of costs	(16,302,270)	(15,061,031)
	$(6,131,308)	(10,345,659)

The estimated contract revenue, estimated costs and gross profit related to work to be performed on contracts in progress approximated $78 million, $65 million, and $13 million, respectively, at March 31, 2015, and $39 million, $32 million, and $7 million, respectively, at March 31, 2014.

3. PROPERTY, PLANT AND EQUIPMENT:

Property, plant and equipment at March 31, consisted of the following:

	Unaudited	Unaudited
	2015	2014

Machinery and equipment	$15,378,174	11,271,269
Dies	512,674	471,283
Transportation equipment	69,616	69,616
Office equipment	2,179,132	1,019,658
	18,139,596	12,831,826
Less accumulated depreciation	(9,383,163)	(5,841,151)
	$8,756,433	6,990,675

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Notes to the Combined Unaudited Financial Statements
March 31, 2015 and 2014

4. BANK LINE OF CREDIT:

The Company had access to a line of credit totaling $20,000,000 at March 31, 2015 ($5,000,000 at March 31, 2014). Availability on the line of credit is subject to a borrowing base formula. The line bears interest equal to 2.5% in excess of 30 day LIBOR rate (2.75% at March 31, 2015) and matures August 31, 2015. The line is collateralized by all Company tangible and intangible personal property. The Company had $360,000 outstanding at March 31, 2015 and no borrowings at March 31, 2014. Borrowings under the line are subject to certain financial covenants. At March 31, 2015, the Company was in compliance with all of its covenants.

5. PRODUCT WARRANTY COSTS:

The Company accrues estimated future warranty obligations and recognizes income on an extended warranty sold. Accrued warranty costs are included in other accrued liabilities within the combined balance sheets at March 31, 2015 and 2014.

The following table is a reconciliation of these product warranty costs and income recognized:

	Unaudited	Unaudited
	2015	2014

Balance at beginning of year	$1,430,706	282,370
Warranty revenue recognized	(285,262)	(6,250)
Balance at end of year	$1,145,444	276,120

In addition, the Company provides for warranty contingencies for long-term projects as part of its work in process calculations. Those amounts are included in billings in excess of costs.

6.    COMMON STOCK:

			Issued and	Stated
	Par	Authorized	Outstanding	Value
Rough Brothers
Manufacturing Inc.	No par	750 Shares	20 Shares	$29,823
RBI Solar, Inc.	No par	1,500 Shares	1,500 Shares	500
Delta T Solutions Inc.	No par	10,000 Shares	1,000 Shares	—

				$30,323

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Notes to the Combined Unaudited Financial Statements
March 31, 2015 and 2014

7.    DISCRETIONARY COMPENSATION:

Discretionary compensation consists of profit sharing bonuses and 401(k) matching contributions given to employees.

8. RETIREMENT PLAN:

The Company has a 401 (k) plan for the benefit of all eligible employees. At its discretion, the Company may make several types of contributions to the Plan. Participants may make voluntary contributions to the plan up to the lesser of 90% of compensation (as defined by the plan) or the maximum allowed by the IRS. The Company's contribution charged to operations was $75,020 and $25,655 in 2015 and 2014, respectively.

9.    LEASE COMMITMENTS:

The Company leases office and warehouse facilities under various operating leases. Total rent expense was approximately $425,000 and $143,000 in 2015 and 2014, respectively. Included in rent expense for both 2015 and 2014 is $198,549 and $50,161, respectively, for office and warehouse facilities leased from parties related through common control (Notes 10 and 13). Also included in rent expense for 2015 and 2014 is approximately $159,000 and $48,000, respectively, for operating leases for foreign manufacturing facilities.

As of March 31, 2015, future minimum lease payments, including amounts due to related parties, approximate:

2015	$1,233,000
2016	1,405,000
2017	1,014,000
2018	891,000
2019	867,000
Thereafter	4,371,000

$9,781,000

10. TRANSACTIONS WITH RELATED PARTIES:

RBI Series of Fortress Insurance, LLC

RBI Series of Fortress Insurance, LLC is a captive insurance company formed in 2012 and is related to the Company through common ownership. At March 31, 2015 and 2014, the Company has approximately $900,000 in prepaid insurance.

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Notes to the Combined Unaudited Financial Statements
March 31, 2015 and 2014

Real Estate Variable Interest Entities (Note 13)

	Unaudited	Unaudited
	2015	2014

Rent paid by the Company to VIE's	$198,549	50,161
Accounts receivable from VIE's	660,637	4,919,448
Note receivable from VIE's	1,440,266	1,602,956
Interest income received from VIE's	13,956	15,446

11. CONCENTRATIONS OF CREDIT RISK:

Cash
The Company has US cash balances in high credit quality financial institutions. At times balances in these accounts may exceed the FDIC insurance limits. Accounts at those institutions are insured by the Federal Deposit Insurance Corporation up to $250,000. As of March 31, 2015 the Company had funds on deposit in excess of insured amounts. The Company also has approximately $2,300,000 (in US dollars) in foreign bank accounts as of March 31, 2015. The Company believes it is not exposed to any significant credit risk of loss in cash.

Foreign operations
In 2006, the Company commenced manufacturing operations in China. The Company had assets of approximately $5,325,000 and $3,759,000 located in China at March 31, 2015 and 2014, respectively. The Chinese operations had net income of approximately $151,777 and $82 in 2015 and 2014, respectively.

In 2013, the Company formed RBI International LLC (an Ohio company) to own a newly created foreign subsidiary, RBI Solar KK, for its operations in Japan. The Company had assets of approximately $4,887,000 and $369,000 at March 31, 2015 and 2014, respectively. The Japanese operations had a net income of approximately $248,000 in 2015 and net loss of approximately ($217,000) in 2014.

In June 2014, the Company purchased Renusol GmbH. The Company had assets of approximately $5,283,000 located in Germany at March 31, 2015. The German operations had a net loss of approximately ($174,000) in 2015.

Major customers
The Company sells to large national chain organizations, corporations and privately held businesses. The Company had one customer that represented 12% of total revenues for the three months ended March 31, 2014, and that one customer that represented 12% of accounts receivable at March 31, 2014. The loss of this customer could adversely affect the operations of the Company.

12. LITIGATION:

The Company is involved in legal proceedings, claims, and litigation arising in the ordinary course of business. Management considers the possibility of an unfavorable outcome to be remote and it is not possible at the present time to estimate the range of potential loss, if any, which might result from these actions. Therefore, no provision for any liability that may result has been made in the combined unaudited financial statements.

Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
Notes to the Combined Unaudited Financial Statements
March 31, 2015 and 2014

13. VARIABLE INTEREST ENTITIES:

In accordance with accounting principles generally accepted in the United States of America, management has determined 5513 Vine, LLC, RBI Temecula Properties, LLC, and RBI Techsolve Property, LLC, real estate entities related to the Company through common ownership, are variable interest entities, and the Company is the primary beneficiary. The Company elected to not consolidate the financial position and results of operations of these variable interest entities under ASU 2014-07 in order to more clearly reflect the financial performance and operating results of the Company only. Total assets, liabilities, equities at March 31, 2015 and 2014, and net income (loss) for the three months ended March 31, 2015 and 2014 are as follows:

	Unaudited	Unaudited
	2015	2014
5513 Vine, LLC
Total assets	$1,631,839	1,717,873
Total liabilities	1,440,266	1,602,956
Total equities	191,573	114,917
Net income	38,393	12,100

RBI Temecula Properties, LLC
Total assets	$5,352,863	4,646,764
Total liabilities	3,902,890	4,671,385
Total equities	1,449,973	(24,621)
Net income (loss)	280,897	(24,621)

RBI Techsolve Property, LLC
Total assets	$3,929,620	—
Total liabilities	392,240	—
Total equities	3,537,380	—
Net income	23,570	—

14. SUBSEQUENT EVENTS

In June 2015, the Company was acquired by Gibraltar Industries, a leading manufacturer and distributor of products for residential and industrial markets, for $130,000,000 plus working capital of the Company.

			Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
									Combining Balance Sheet
									March 31, 2015
			Rough Brothers
	Rough	Rough	Greenhouse
Assets	Brothers	Brothers, Inc.	Manufacturing	Delta T
	Manufacturing,	and	(Shanghai)	Solutions,	RBI	RBI Solar	Renusol	Renusol
	Inc.	Subsidiary	Co., Ltd.	Inc.	Solar, Inc.	KK	GmbH	America, Inc.	Eliminations	Consolidated
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
Current assets:
Cash and cash equivalents	$(1,743,119)	1,497,824	261,937	64,241	643,927	1,790,298	280,162	87,330	-	2,882,600
Accounts receivable - trade
net of allowance for doubtful accounts	—	5,423,448	282,393	201,532	14,296,400	636,832	1,385,770	310,762	-	22,537,137
Accounts receivable - intercompany	2,012,198	233,022	—	—	2,868,945	—	363,523	3,613	(5,481,301)	—
Accounts receivable - affiliates and others	747,431	—	—	—	—	381,201	173,604	—	(6,036)	1,296,200
Note receivable, current - affiliate	1,440,266	—	—	—	—	—	—	—	-	1,440,266

	2,456,776	7,154,294	544,330	265,773	17,809,272	2,808,331	2,203,059	401,705	(5,487,337)	28,156,203

Costs and estimated earnings in excess
of billings on uncompleted contracts	—	2,611,155	3,435,888	204,976	2,383,380	1,535,563	—	—	—	10,170,962
Inventory	4,786,629	—	126,463	239,032	—	—	1,751,443	626,429	—	7,529,996
Prepaid expenses	879,278	198,337	1,146,557	—	460,897	3,376	293,660	41,635	—	3,023,740

Total current assets	8,122,683	9,963,786	5,253,238	709,781	20,653,549	4,347,270	4,248,162	1,069,769	(5,487,337)	48,880,901

Property, plant and equipment - at cost	8,659,412	29,272	660,724	56,312	4,708,286	581,645	3,156,868	287,077	—	18,139,596
Less accumulated depreciation	5,179,194	29,272	465,283	47,961	1,193,611	42,063	2,306,661	119,118	—	9,383,163

Property, plant and equipment, net	3,480,218	—	195,441	8,351	3,514,675	539,582	850,207	167,959	—	8,756,433

Investment in subsidiaries	2,210,537	—	—	—	3,163,234	—	184,956	—	(5,558,727)	—
Other assets	1,000	—	14,431	—	—	—	—	—	—	15,431

Total assets	$13,814,438	9,963,786	5,463,110	718,132	27,331,458	4,886,852	5,283,325	1,237,728	(11,046,064)	57,652,765

			Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
			Combining Balance Sheet (Continued)
									March 31, 2015
			Rough Brothers
	Rough	Rough	Greenhouse
Liabilities and Stockholder's Equity	Brothers	Brothers, Inc.	Manufacturing	Delta T
	Manufacturing,	and	(Shanghai)	Solutions,	RBI	RBI Solar	Renusol	Renusol
	Inc.	Subsidiary	Co., Ltd.	Inc.	Solar, Inc.	KK	GmbH	America, Inc.	Eliminations	Consolidated
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
Current liabilities:
Line of credit	$360,000	—	—	—	—	—	—	—	—	360,000
Accounts payable	8,940,899	426,044	62,097	118,701	649,181	346,106	961,110	213,989	—	11,718,127
Accounts payable - intercompany	109,620	345,587	—	390,940	1,103,717	2,818,265	—	719,208	(5,487,337)	—
Customer deposits	—	53,113	3,009,323	17,144	3,023	—	7,687	1,166	—	3,091,456
Accrued liabilities:
Wages, bonuses and sales commissions	518,853	600,579	59,439	32,342	469,521	—	192,399	—	—	1,873,133
Sales, payroll, workers' compensation
and other taxes	94,323	224,084	—	1,450	614,344	373,838	228,748	5,323	—	1,542,110
Personal property, real estate taxes and other taxes	102,226	—	—	—	—	—	56,578	—	—	158,804
Other	—	25,000	—	—	—	—	259,154	—	—	284,154
Billings in excess of costs and estimated
earnings on uncompleted contracts	—	7,327,426	788,443	85,816	6,471,979	1,628,606	—	—	—	16,302,270

Total current liabilities	10,125,921	9,001,833	3,919,302	646,393	9,311,765	5,166,815	1,705,676	939,686	(5,487,337)	35,330,054

Long-term liabilities:
Other accrued liabilities	—	135,418	—	—	—	—	871,940	113,086	—	1,120,444

Stockholder's equity:
Common stock	29,823	850	—	—	500	16,278	34,102	—	(51,230)	30,323
Additional paid in capital	2,692,304	361,870	2,000,000	50,000	5,479,500	540,550	3,850,607	619,944	(7,372,971)	8,221,804
Retained earnings (deficit)	966,390	463,815	(615,998)	21,739	12,539,693	(827,007)	(451,296)	(434,988)	1,865,474	13,527,822
Accumulated other comprehensive income (loss)	—	—	159,806	—	—	(9,784)	(727,704)	—	—	(577,682)

Total stockholder's equity	3,688,517	826,535	1,543,808	71,739	18,019,693	(279,963)	2,705,709	184,956	(5,558,727)	21,202,267

Total liabilities and stockholder's equity	$13,814,438	9,963,786	5,463,110	718,132	27,331,458	4,886,852	5,283,325	1,237,728	(11,046,064)	57,652,765

			Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
									Combining Statement of Income
								Three Months Ending March 31, 2015
			Rough Brothers
	Rough	Rough	Greenhouse
	Brothers	Brothers, Inc.	Manufacturing	Delta T
	Manufacturing,	and	(Shanghai)	Solutions,	RBI	RBI Solar	Renusol	Renusol
	Inc.	Subsidiary	Co., Ltd.	Inc.	Solar, Inc.	KK	GmbH	America, Inc.	Eliminations	Consolidated
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited

Revenues	$6,291,874	11,532,924	2,048,198	774,233	21,940,993	3,683,936	3,132,731	1,028,591	(10,510,079)	39,923,401

Cost of revenue	3,803,599	10,052,261	1,633,358	565,632	16,776,851	3,011,642	1,892,419	719,338	(10,200,080)	28,255,020

Gross profit	2,488,275	1,480,663	414,840	208,601	5,164,142	672,294	1,240,312	309,253	(309,999)	11,668,381

Selling expenses	25,358	70,615	169,499	95,012	1,210,681	260,008	262,776	54,594	702,879	2,851,422
Administrative expenses	1,199,629	941,624	92,628	30,561	892,233	144,702	1,072,231	332,896	(1,603,580)	3,102,924
Discretionary compensation	488,009	452,687	—	19,808	463,897	—	—	—	—	1,424,401

Income from operations	775,279	15,737	152,713	63,220	2,597,331	267,584	(94,695)	(78,237)	590,702	4,289,634

Other income (expense):
Income (loss) from subsidiaries	162,655	—	—	—	74,662	—	(83,390)	—	(153,927)	—
Interest expense	(17,290)	—	—	(3,170)	—	—	—	(5,623)	11,125	(14,958)
Loss on disposition of equipment	—	—	—	—	(4,377)	—	—	—	—	(4,377)
Other income (expense)	609,592	14,282	(936)	3,051	5,381	(19,146)	4,571	470	(601,827)	15,438

Total other income (expense) from operations	754,957	14,282	(936)	(119)	75,666	(19,146)	(78,819)	(5,153)	(744,629)	(3,897)

Income before taxes from operations	1,530,236	30,019	151,777	63,101	2,672,997	248,438	(173,514)	(83,390)	(153,927)	4,285,737

Income tax expense	24,956	19,141	—	500	179,470	262	—	—	—	224,329

Net income (loss)	$1,505,280	10,878	151,777	62,601	2,493,527	248,176	(173,514)	(83,390)	(153,927)	4,061,408

			Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
							Combining Balance Sheet
							March 31, 2014
			Rough Brothers
	Rough	Rough	Greenhouse
Assets	Brothers	Brothers, Inc.	Manufacturing	Delta T
	Manufacturing,	and	(Shanghai)	Solutions,	RBI	RBI Solar
	Inc.	Subsidiary	Co., Ltd.	Inc.	Solar, Inc.	KK	Eliminations	Consolidated
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
Current assets:
Cash and cash equivalents	$(1,003,605)	1,662,936	1,603,366	111,985	1,521,352	195,969	—	4,092,003
Accounts receivable - trade
net of allowance for doubtful accounts	—	4,180,327	114,154	183,680	7,325,301	—	—	11,803,462
Accounts receivable - intercompany	964,672	2,370,009	—	—	1,971,208	—	(5,305,889)	—
Accounts receivable - affiliates and others	4,919,448	—	—	—	—	19,477	—	4,938,925
Note receivable, current - affiliate	112,870	—	—	—	—	—	—	112,870

	4,993,385	8,213,272	1,717,520	295,665	10,817,861	215,446	(5,305,889)	20,947,260

Costs and estimated earnings in excess
of billings on uncompleted contracts	—	1,655,779	1,644,396	85,949	1,329,248	—	—	4,715,372
Inventory	2,221,080	—	4,416	219,947	—	—	—	2,445,443
Prepaid expenses	815,403	—	200,534	4,419	461,868	—	—	1,482,224

Total current assets	8,029,868	9,869,051	3,566,866	605,980	12,608,977	215,446	(5,305,889)	29,590,299

Property, plant and equipment - at cost	7,611,533	29,272	642,328	54,188	4,331,335	163,170	—	12,831,826
Less accumulated depreciation	4,516,959	29,272	450,458	42,429	792,092	9,941	—	5,841,151

Property, plant and equipment, net	3,094,574	—	191,870	11,759	3,539,243	153,229	—	6,990,675

Investment in subsidiaries	2,011,420	—	—	—	37,168	—	(2,048,588)	—
Note receivable, long term - affiliate	1,490,086	—	—	—	—	—	—	1,490,086
Other assets	1,000	—	20,594	—	—	—	—	21,594

Total assets	$14,626,948	9,869,051	3,779,330	617,739	16,185,388	368,675	(7,354,477)	38,092,654

			Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
							Combining Balance Sheet (Continued)
							March 31, 2014
			Rough Brothers
	Rough	Rough	Greenhouse
Liabilities and Stockholder's Equity	Brothers	Brothers, Inc.	Manufacturing	Delta T
	Manufacturing,	and	(Shanghai)	Solutions,	RBI	RBI Solar
	Inc.	Subsidiary	Co., Ltd.	Inc.	Solar, Inc.	KK	Eliminations	Consolidated
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
Current liabilities:
Accounts payable	$4,027,901	625,412	93,235	108,115	419,402	9,759	—	5,283,824
Accounts payable - intercompany	4,009,467	71,258	—	295,109	598,305	331,750	(5,305,889)	—
Customer deposits	—	390,267	2,216,219	2,364	2,698	—	—	2,611,548
Accrued liabilities:
Wages, bonuses and sales commissions	238,377	552,052	40,261	17,262	510,633	—	—	1,358,585
Sales, payroll, workers' compensation
and other taxes	—	151,825	—	968	4,892	15,962	—	173,647
Personal property, real estate taxes and other taxes	75,236	—	88,638	759	112,900	—	—	277,533
Other	—	25,000	—	—	—	—	—	25,000
Billings in excess of costs and estimated
earnings on uncompleted contracts	—	6,793,244	215,096	186,901	7,865,790	—	—	15,061,031

Total current liabilities	8,350,981	8,609,058	2,653,449	611,478	9,514,620	357,471	(5,305,889)	24,791,168

Long-term liabilities:
Other accrued liabilities	—	251,120	—	—	—	—	—	251,120

Stockholder's equity:
Common stock	29,823	850	—	—	500	16,278	(17,128)	30,323
Additional paid in capital	2,492,304	361,870	2,000,000	50,000	4,594,500	540,550	(2,902,420)	7,136,804
Retained earnings (deficit)	3,753,840	646,153	(997,453)	(43,739)	2,075,768	(519,660)	870,960	5,785,869
Accumulated other comprehensive income (loss)	—	—	123,334	—	—	(25,964)	—	97,370

Total stockholder's equity	6,275,967	1,008,873	1,125,881	6,261	6,670,768	11,204	(2,048,588)	13,050,366

Total liabilities and stockholder's equity	$14,626,948	9,869,051	3,779,330	617,739	16,185,388	368,675	(7,354,477)	38,092,654

			Rough Brothers Manufacturing, Inc. and Subsidiaries and Affiliates
			Combining Statement of Income
						Three Months Ending March 31, 2014
			Rough Brothers
	Rough	Rough	Greenhouse
	Brothers	Brothers, Inc.	Manufacturing	Delta T
	Manufacturing,	and	(Shanghai)	Solutions,	RBI	RBI Solar
	Inc.	Subsidiary	Co., Ltd.	Inc.	Solar, Inc.	KK	Eliminations	Consolidated
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited

Revenues	$5,880,793	11,408,958	1,117,081	820,980	13,611,411	12,396	(6,990,893)	25,860,726

Cost of revenue	4,551,080	9,834,095	859,914	667,535	10,232,803	40,176	(6,445,609)	19,739,994

Gross profit	1,329,713	1,574,863	257,167	153,445	3,378,608	(27,780)	(545,284)	6,120,732

Selling expenses	—	103,727	131,309	113,260	477,197	30,408	550,436	1,406,337
Administrative expenses	892,288	872,844	121,244	36,320	686,385	158,353	(1,554,342)	1,213,092
Discretionary compensation	43,027	319,520	—	1,044	499,996	—	50,656	914,243

Income from operations	394,398	278,772	4,614	2,821	1,715,030	(216,541)	407,966	2,587,060

Other income (expense):
Income (loss) from subsidiaries	262,706	—	—	—	(216,781)	—	(45,925)	—
Interest expense	(2,319)	—	—	(2,432)	—	—	4,661	(90)
Other income (expense)	427,261	8,485	(4,532)	2,554	—	(236)	(412,627)	20,905

Total other income (expense) from operations	687,648	8,485	(4,532)	122	(216,781)	(236)	(453,891)	20,815

Income before taxes from operations	1,082,046	287,257	82	2,943	1,498,249	(216,777)	(45,925)	2,607,875

Income tax expense	27,607	24,633	—	360	100,610	4	—	153,214

Net income (loss)	$1,054,439	262,624	82	2,583	1,397,639	(216,781)	(45,925)	2,454,661